         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS, AND MAY BE OFFERED AND SOLD ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.


                         COMMON STOCK PURCHASE WARRANT

Date of Issuance:  _______ ___, 1998                          Certificate No.  1


         For value received, SKYLINE MULTIMEDIA ENTERTAINMENT, INC., a New York corporation (the "Company"), hereby grants to Bank of New York as Trustee for the Employees Retirement Plan of Keyspan Energy Corp. and or its registered assigns (the "Registered Holder"), the right to purchase from the Company, subject to the terms and conditions herein contained that number of shares of common stock par value $.001 of the Company (the "Warrant Shares") as set forth in Section 1A hereof, at a price per share of $.375 (the "Exercise Price"). This Warrant is issued pursuant to the Senior Secured Credit Agreement dated as of May 20, 1998, by and among the Company, the other Borrowers named therein and the Lenders named therein (as such agreement may be amended, modified or restated from time to time, the "Credit Agreement"). Certain capitalized terms used herein are defined in Section 2 hereof. All other capitalized terms used and not defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

         This Warrant is subject to the following provisions:

         SECTION 1.        Exercise of Warrant.

         1A. Exercise Period. The purchase rights represented by this Warrant may be exercised only upon the happening of the following events and for the amount of shares stated:

                  (i) In the event the entire principal amount of the Notes (plus all accrued and unpaid interest thereon) is repaid prior to July 15, 1998, then this Warrant shall be exerciseable into such number of shares of Common Stock that equals 32% of such Common Stock on a Fully Diluted Basis on the date of such issuance; or

                  (ii) In the event the entire principal amount of the Notes has not been repaid (plus all accrued and unpaid interest thereon) or converted (pursuant to the terms of the Notes) prior to July 15, 1998, then this Warrant shall be exercisable into such number of shares of Common Stock that equal 47.167% of the Common Stock on a Fully Diluted Basis at the time of issuance. Upon consummation of an Equity Financing and repayment or conversion of the entire principal amount of the Notes (plus all accrued and unpaid interest thereon) before July 15, 1998, this Warrant shall be cancelled and of no further force and effect.

         1B.      Exercise Procedure.

                  (i) This Warrant shall be deemed to have been exercised when all of the following items have been delivered to the Company (the "Exercise Time"):

                           (a) a completed Exercise Agreement, as described in
Section 1C below, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

                           (b) this Warrant;

                           (c) if the Purchaser is not the Registered Holder,
an Assignment or Assignments in the form set forth in Exhibit II hereto evidencing the assignment of this Warrant to the Purchaser; and

                           (d) either (i) a check payable to the Company in an
amount equal to the Exercise Price multiplied by the number of Warrant Shares being purchased upon such exercise (the "Aggregate Exercise Price"), (ii) the surrender to the Company of debt or equity securities of the Company or any of its direct or indirect subsidiaries having a value equal to the Aggregate Exercise Price of the Warrant Shares being purchased upon such exercise (which value in the case of debt securities or any preferred stock shall be deemed to equal the aggregate outstanding principal amount or liquidation value thereof plus all accrued and unpaid interest thereon or accrued or declared and unpaid dividends thereon and in the case of shares of Common Stock shall be the Fair Market Value thereof), or (iii) the delivery of a notice to the Company that the Purchaser is exercising the Warrant (or portion thereof) by authorizing the Company to reduce the number of Warrant Shares subject to such exercise of the Warrant or portion thereof by the number of shares having an aggregate Fair Market Value determined as of the date immediately prior to the date of the Exercise Time equal to the Aggregate Exercise Price.

                  (ii) Certificates for Warrant Shares purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within five days after the date of the Exercise Time.

                  (iii) The Warrant Shares issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the Registered Holder of such Warrant

Shares at the Exercise Time.

                  (iv) The issuance of certificates for Warrant Shares upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Warrant Shares; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance of any Warrants or any certificates representing Warrant Shares in a name other than that of a Registered Holder, and the Company shall not be required to issue or deliver such Warrant or certificate for Warrant Shares unless and until the Person requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

                  (v) The Company shall not close its books against the transfer of this Warrant or of any Warrant Shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

                  (vi) The Company shall assist and cooperate with any reasonable request by the Registered Holder or Purchaser in connection with any governmental filings or approvals required to be obtained or made by any of them prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings or obtaining any approvals required to be made or obtained by the Company).

                  (vii) The Company shall at all times reserve and keep available out of its authorized but unissued Warrant Shares solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant, or, if such unissued Warrant Shares are insufficient to comply with such reserve requirement, the Company shall use its best efforts to increase the authorized capital stock of the Company in an amount sufficient to comply herewith and submit such proposal for approval by the Company's shareholders at the next annual meeting of shareholders of the Company. All Warrant Shares which are so issuable shall, when issued and upon the payment of the applicable Exercise Price, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to ensure that all such Warrant Shares may be so issued without violation by the Company of any applicable law of governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company will cause the Warrant Shares, immediately upon such exercise, to be listed on any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares are listed at the time of such exercise.

         1C. Exercise Agreement. Upon any exercise of this Warrant, the Purchaser shall deliver to the Company an Exercise Agreement in substantially the form set forth in Exhibit I hereto, except that if the Warrant Shares are not to be issued in the name of the Registered Holder, the Exercise Agreement shall also state the name of the Person to whom the certificates for the Warrant Shares are to be issued, and if the number of Warrant Shares to be issued does not include all of the Warrant Shares purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be issued.

         SECTION 2. Definitions. The following terms have the meanings set forth below:

         "Common Stock" means the common stock, par value $.001 per share and the Class A common stock, par value $.001 per share (the "Class A Common Stock"), of the Company, any securities into which such common stock shall have been changed or any securities resulting from any reclassification or recapitalization of such common stock and Class A Common Stock, and all other securities of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, after payment on any securities entitled to a preference on dividends or other distributions upon any dissolution or winding up, either to all or to a share of the balance of payments upon such dissolution, liquidation or winding up.

         "Equity Financing " has the meaning ascribed thereto in the Credit Agreement.

         "Fair Market Value" means (i) the average of the closing sales prices of the Common Stock on all domestic securities exchanges on which the Common Stock is listed, or (ii) if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day or, (iii) if on any day the Common Stock is not so listed, the sales price for the Common Stock as of 4:00 P.M., New York time, as reported on the Nasdaq Stock Market or, (iv) if the Common Stock is not reported on the Nasdaq Stock Market, the average of the representative bid and asked quotations for the Common Stock as of 4:00 P.M., New York time, as reported on the Nasdaq interdealer quotation system, or any similar successor organization, in each such case averaged over a period of 21 trading days consisting of the day as of which "Fair Market Value" is being determined and the immediately prior 20 trading days prior to such day during which the Common Stock was traded. Notwithstanding the foregoing, if at any time of determination either (x) the Common Stock is not registered pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended, and then listed on a national securities exchange or authorized for quotation in the Nasdaq system, or (y) less than 25% of the outstanding Common Stock is held by the public free of transfer restrictions under the Securities Act of 1933, as amended, then Fair Market Value shall mean the price that would be paid per share for the entire common equity interest in the Company in an orderly sale transaction between a willing buyer and a willing seller, using valuation techniques then prevailing in the securities industry, and assuming full disclosure of all relevant information and a reasonable period of time for effectuating such sale, without discount for lack of liquidity, or minority position. Fair Market Value shall be determined jointly by the Company's Board of Directors in its good faith judgment and the Required Holders; provided that, if such parties are unable to so agree within 15 days, such value shall be determined by an independent investment banking or appraisal firm mutually acceptable to the Company and the Required Holders, which firm shall submit to the Company and the Warrant holders a written report setting forth such determination. The fees and expenses of such firm will be borne by the Company, and the determination of such firm will be final and binding upon all parties.

         "Fully Diluted Basis" means, with respect to the calculation of the number of shares of Common Stock, all shares of Common Stock outstanding at the time of determination and all shares issuable upon the exercise of options or convertible or exchangeable securities or warrants (giving effect to the Warrant Shares issuable hereunder).

         "Person" means any natural person, corporation, general partnership, limited partnership, proprietorship, limited liability company, limited liability partnership, other business organization, trust, union, association or governmental or regulatory authority.

         "Required Holders" means the holders representing a majority of the Warrants Shares issuable upon exercise of the Warrants.

         "Warrant Shares" means shares of the Company's Common Stock issued under this Warrant; provided, that if the securities issuable upon exercise of the Warrants are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the term "Warrant Shares" shall mean shares of the security issuable upon exercise of the Warrants if such security is issuable in shares, or shall mean the equivalent units in which such security is issuable if such security is not issuable in shares.

         SECTION 3. No Voting Rights; Limitations of Liability. This Warrant shall not entitle the Registered Holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Register Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such Registered Holder for the Exercise Price of Warrant Shares acquirable by exercise hereof or as a stockholder of the Company.

         SECTION 4. Warrant Transferable. Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder (subject to the provisions of paragraph 1B(iv) hereof), upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the principal office of the Company.

         SECTION 5. Warrant Exchangeable for Different Denominations. This

Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

         SECTION 6. Exchange. In the event that it becomes unlawful or, in the reasonable judgment of any Registered Holder of this Warrant, unduly burdensome by reason of a change in legal or regulatory considerations or the interpretation thereof affecting such Registered Holder, or any material change (including a reduction in the number of shares of Common Stock outstanding) in the capital structure of the Company, to hold any or all of the Warrants or Warrant Shares, the Registered Holder of this Warrant shall have the right to require the Company to use its best efforts to permit all or part of such Registered Holder's Warrants or Warrant Shares to be exchanged for nonvoting stock or similar interests that convey equivalent economic benefits to such Warrants or Warrant Shares. To the extent that the Company may lawfully do so after the exercise of its best efforts, any such exchange shall occur as soon as practicable but in any event within 60 days after written notice by the Registered Holder of this Warrant to the Company (or such earlier date if required to comply with applicable law).

         SECTION 7. Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the Registered Holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

         SECTION 8. Notices. Except as otherwise expressly provided herein, all notices and deliveries referred to in this Warrant shall be in writing, shall be delivered personally, sent by registered or certified mail, return receipt requested and postage prepaid or sent via nationally recognized overnight courier or via facsimile, and shall be deemed to have been given when so delivered (or when received, if delivered by any other method) if sent
(i) to the Company, at its principal executive offices and (ii) to a Registered Holder, at such Registered Holder's address as it appears in the records of the Company (unless otherwise indicated by any such Registered Holder).

         SECTION 9. Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the prior written consent of the Required Holders.

         SECTION 10. Warrant Register. The Company shall maintain at its principal executive offices books for the registration and the registration of transfer of Warrants. The Company may deem and treat the Registered Holder as the absolute owner hereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and shall not be affected by any notice to the contrary.

         SECTION 11. Fractions of Shares. The Company may, but shall not be required to, issue a fraction of a Warrant Share upon the exercise of this Warrant in whole or in part. As to any fraction of a share which the Company elects not to issue, the Company shall make a cash payment in respect of such fraction in an amount equal to the same fraction of the Fair Market Value of a Warrant Share on the date of such exercise.

         SECTION 12. Descriptive Headings; Governing Law. The descriptive headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.


                                   * * * * *

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated as of the date hereof.

                              SKYLINE MULTIMEDIA ENTERTAINMENT, INC.

                              By:
                                 -----------------------------------
                              Name:
                              Title:

Attest:


-----------------------------
Name:
Title:

                                                                     EXHIBIT I

                              EXERCISE AGREEMENT

Dated:

To:


                  The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. ____), hereby agrees to subscribe for the purchase of Warrant Shares covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.


                                  Signature
                                            ------------------------
                                  Address
                                            ------------------------

                                                                    EXHIBIT II

                                  ASSIGNMENT

                  FOR VALUE RECEIVED, _____________________________________
hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. ____) with respect to the number of the Warrant Shares covered thereby set forth below, unto:


Names of Assignee                    Address                    No. of Shares
-----------------                    -------                    -------------








Dated:                         Signature
                                          ---------------------------------

                                          ---------------------------------

                               Witness
                                          ---------------------------------

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS, AND MAY BE OFFERED AND SOLD ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                         COMMON STOCK PURCHASE WARRANT

Date of Issuance:  ______ ___, 1998                         Certificate No.   2


         For value received, SKYLINE MULTIMEDIA ENTERTAINMENT, INC., a New York corporation (the "Company"), hereby grants to Prospect Street NYC Discovery Fund, L.P. and or its registered assigns (the "Registered Holder"), the right to purchase from the Company, subject to the terms and conditions herein contained that number of shares of common stock par value $.001 of the Company (the "Warrant Shares") as set forth in Section 1A hereof, at a price per share of $.375 (the "Exercise Price"). This Warrant is issued pursuant to the Senior Secured Credit Agreement dated as of May 20, 1998, by and among the Company, the other Borrowers named therein and the Lenders named therein (as such agreement may be amended, modified or restated from time to time, the "Credit Agreement"). Certain capitalized terms used herein are defined in
Section 2 hereof. All other capitalized terms used and not defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

         This Warrant is subject to the following provisions:

         SECTION 1.        Exercise of Warrant.

         1A. Exercise Period. The purchase rights represented by this Warrant may be exercised only upon the happening of the following events and for the amount of shares stated:

                  (i) In the event the entire principal amount of the Notes (plus all accrued and unpaid interest thereon) is repaid prior to July 15, 1998, then this Warrant shall be exerciseable into such number of shares of Common Stock that equals 32% of such Common Stock on a Fully Diluted Basis on the date of such issuance; or

                  (ii) In the event the entire principal amount of the Notes has not been repaid (plus all accrued and unpaid interest thereon) or converted (pursuant to the terms of the Notes) prior to July 15, 1998, then this Warrant shall be exercisable into such number of shares of Common Stock that equal 47.167% of the Common Stock on a Fully Diluted Basis at the time of issuance. Upon consummation of an Equity Financing and the repayment or conversion of the entire principal amount of the Notes (plus accrued and unpaid interest thereon) before July
   15, 1998, this Warrant shall be cancelled and of no further force and effect.

         1B.      Exercise Procedure.

                  (i) This Warrant shall be deemed to have been exercised when all of the following items have been delivered to the Company (the "Exercise Time"):

                           (a) a completed Exercise Agreement, as described in
Section 1C below, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

                           (b) this Warrant;

                           (c) if the Purchaser is not the Registered Holder,
an Assignment or Assignments in the form set forth in Exhibit II hereto evidencing the assignment of this Warrant to the Purchaser; and

                           (d) either (i) a check payable to the Company in an
amount equal to the Exercise Price multiplied by the number of Warrant Shares being purchased upon such exercise (the "Aggregate Exercise Price"), (ii) the surrender to the Company of debt or equity securities of the Company or any of its direct or indirect subsidiaries having a value equal to the Aggregate Exercise Price of the Warrant Shares being purchased upon such exercise (which value in the case of debt securities or any preferred stock shall be deemed to equal the aggregate outstanding principal amount or liquidation value thereof plus all accrued and unpaid interest thereon or accrued or declared and unpaid dividends thereon and in the case of shares of Common Stock shall be the Fair Market Value thereof), or (iii) the delivery of a notice to the Company that the Purchaser is exercising the Warrant (or portion thereof) by authorizing the Company to reduce the number of Warrant Shares subject to such exercise of the Warrant or portion thereof by the number of shares having an aggregate Fair Market Value determined as of the date immediately prior to the date of the Exercise Time equal to the Aggregate Exercise Price.

                  (ii) Certificates for Warrant Shares purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within five days after the date of the Exercise Time.

                  (iii) The Warrant Shares issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the Registered Holder of such Warrant Shares at the Exercise Time.

                  (iv) The issuance of certificates for Warrant Shares upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Warrant Shares; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance of any Warrants or any certificates representing Warrant Shares in a name other than that of a Registered Holder, and the Company shall not be required to issue or deliver such Warrant or certificate for Warrant Shares unless and until the Person requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

                  (v) The Company shall not close its books against the transfer of this Warrant or of any Warrant Shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

                  (vi) The Company shall assist and cooperate with any reasonable request by the Registered Holder or Purchaser in connection with any governmental filings or approvals required to be obtained or made by any of them prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings or obtaining any approvals required to be made or obtained by the Company).

                  (vii) The Company shall at all times reserve and keep available out of its authorized but unissued Warrant Shares solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant, or, if such unissued Warrant Shares are insufficient to comply with such reserve requirement, the Company shall use its best efforts to increase the authorized capital stock of the Company in an amount sufficient to comply herewith and submit such proposal for approval by the Company's shareholders at the next annual meeting of shareholders of the Company. All Warrant Shares which are so issuable shall, when issued and upon the payment of the applicable Exercise Price, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to ensure that all such Warrant Shares may be so issued without violation by the Company of any applicable law of governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares may be listed

(except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company will cause the Warrant Shares, immediately upon such exercise, to be listed on any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares are listed at the time of such exercise.

         1C. Exercise Agreement. Upon any exercise of this Warrant, the Purchaser shall deliver to the Company an Exercise Agreement in substantially the form set forth in Exhibit I hereto, except that if the Warrant Shares are not to be issued in the name of the Registered Holder, the Exercise Agreement shall also state the name of the Person to whom the certificates for the Warrant Shares are to be issued, and if the number of Warrant Shares to be issued does not include all of the Warrant Shares purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be issued.

         SECTION 2. Definitions. The following terms have the meanings set forth below:

         "Common Stock" means the common stock, par value $.001 per share and the Class A common stock, par value $.001 per share (the "Class A Common Stock"), of the Company, any securities into which such common stock shall have been changed or any securities resulting from any reclassification or recapitalization of such common stock and Class A Common Stock, and all other securities of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, after payment on any securities entitled to a preference on dividends or other distributions upon any dissolution or winding up, either to all or to a share of the balance of payments upon such dissolution, liquidation or winding up.

         "Equity Financing " has the meaning ascribed thereto in the Credit Agreement.

         "Fair Market Value" means (i) the average of the closing sales prices of the Common Stock on all domestic securities exchanges on which the Common Stock is listed, or (ii) if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day or, (iii) if on any day the Common Stock is not so listed, the sales price for the Common Stock as of 4:00 P.M., New York time, as reported on the Nasdaq Stock Market or, (iv) if the Common Stock is not reported on the Nasdaq Stock Market, the average of the representative bid and asked quotations for the Common Stock as of 4:00 P.M., New York time, as reported on the Nasdaq interdealer quotation system, or any similar successor organization, in each such case averaged over a period of 21 trading days consisting of the day as of which "Fair Market Value" is being determined and the immediately prior 20 trading days prior to such day during which the Common Stock was traded. Notwithstanding the foregoing, if at any time of determination either (x) the Common Stock is not registered pursuant to

Section 12 of the Securities Exchange Act of 1934, as amended, and then listed on a national securities exchange or authorized for quotation in the Nasdaq system, or (y) less than 25% of the outstanding Common Stock is held by the public free of transfer restrictions under the Securities Act of 1933, as amended, then Fair Market Value shall mean the price that would be paid per share for the entire common equity interest in the Company in an orderly sale transaction between a willing buyer and a willing seller, using valuation techniques then prevailing in the securities industry, and assuming full disclosure of all relevant information and a reasonable period of time for effectuating such sale, without discount for lack of liquidity, or minority position. Fair Market Value shall be determined jointly by the Company's Board of Directors in its good faith judgment and the Required Holders; provided that, if such parties are unable to so agree within 15 days, such value shall be determined by an independent investment banking or appraisal firm mutually acceptable to the Company and the Required Holders, which firm shall submit to the Company and the Warrant holders a written report setting forth such determination. The fees and expenses of such firm will be borne by the Company, and the determination of such firm will be final and binding upon all parties.

         "Fully Diluted Basis" means, with respect to the calculation of the number of shares of Common Stock, all shares of Common Stock outstanding at the time of determination and all shares issuable upon the exercise of options or convertible or exchangeable securities or warrants (giving effect to the Warrant Shares issuable hereunder).

         "Person" means any natural person, corporation, general partnership, limited partnership, proprietorship, limited liability company, limited liability partnership, other business organization, trust, union, association or governmental or regulatory authority.

         "Required Holders" means the holders representing a majority of the Warrants Shares issuable upon exercise of the Warrants.

         "Warrant Shares" means shares of the Company's Common Stock issued under this Warrant; provided, that if the securities issuable upon exercise of the Warrants are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the term "Warrant Shares" shall mean shares of the security issuable upon exercise of the Warrants if such security is issuable in shares, or shall mean the equivalent units in which such security is issuable if such security is not issuable in shares.

         SECTION 3. No Voting Rights; Limitations of Liability. This Warrant shall not entitle the Registered Holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Register Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such Registered Holder for the Exercise Price of Warrant Shares acquirable by exercise hereof or as a stockholder of the

Company.

         SECTION 4. Warrant Transferable. Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder (subject to the provisions of paragraph 1B(iv) hereof), upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the principal office of the Company.

         SECTION 5. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

         SECTION 6. Exchange. In the event that it becomes unlawful or, in the reasonable judgment of any Registered Holder of this Warrant, unduly burdensome by reason of a change in legal or regulatory considerations or the interpretation thereof affecting such Registered Holder, or any material change (including a reduction in the number of shares of Common Stock outstanding) in the capital structure of the Company, to hold any or all of the Warrants or Warrant Shares, the Registered Holder of this Warrant shall have the right to require the Company to use its best efforts to permit all or part of such Registered Holder's Warrants or Warrant Shares to be exchanged for nonvoting stock or similar interests that convey equivalent economic benefits to such Warrants or Warrant Shares. To the extent that the Company may lawfully do so after the exercise of its best efforts, any such exchange shall occur as soon as practicable but in any event within 60 days after written notice by the Registered Holder of this Warrant to the Company (or such earlier date if required to comply with applicable law).

         SECTION 7. Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the Registered Holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

         SECTION 8. Notices. Except as otherwise expressly provided herein, all notices and deliveries referred to in this Warrant shall be in writing, shall be delivered personally, sent by registered or certified mail, return receipt requested and postage prepaid or sent via nationally recognized overnight courier or via facsimile, and shall be deemed to have been given when so delivered (or when received, if delivered by any other method) if sent
(i) to the Company, at its principal executive offices and (ii) to a Registered Holder, at such Registered Holder's address as it appears in the records of the Company (unless otherwise indicated by any such Registered Holder).

         SECTION 9. Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the prior written consent of the Required Holders.

         SECTION 10. Warrant Register. The Company shall maintain at its principal executive offices books for the registration and the registration of transfer of Warrants. The Company may deem and treat the Registered Holder as the absolute owner hereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and shall not be affected by any notice to the contrary.

         SECTION 11. Fractions of Shares. The Company may, but shall not be required to, issue a fraction of a Warrant Share upon the exercise of this Warrant in whole or in part. As to any fraction of a share which the Company elects not to issue, the Company shall make a cash payment in respect of such fraction in an amount equal to the same fraction of the Fair Market Value of a Warrant Share on the date of such exercise.

         SECTION 12. Descriptive Headings; Governing Law. The descriptive headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                                   * * * * *

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated as of the date hereof.


                              SKYLINE MULTIMEDIA ENTERTAINMENT, INC.


                              By:
                                 -----------------------------------
                              Name:
                              Title:

Attest:


-----------------------------
Name:
Title:

                                                                     EXHIBIT I

                              EXERCISE AGREEMENT

Dated:

To:


                  The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. ____), hereby agrees to subscribe for the purchase of Warrant Shares covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.


                                  Signature
                                            ------------------------
                                  Address
                                            ------------------------

                                                                    EXHIBIT II

                                  ASSIGNMENT

                  FOR VALUE RECEIVED, _____________________________________
hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. ____) with respect to the number of the Warrant Shares covered thereby set forth below, unto:



Names of Assignee                    Address                    No. of Shares
-----------------                    -------                    -------------







Dated:                         Signature
                                          ---------------------------------

                                          ---------------------------------

                               Witness
                                          ---------------------------------